UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2015

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As further described below, as part of the plan to reorganize the business operations of Iron Mountain Incorporated, a Delaware corporation, or the Predecessor Registrant, so that it can elect to qualify as a real estate investment trust, or REIT, for federal income tax purposes, the Predecessor Registrant merged with and into its wholly owned subsidiary Iron Mountain REIT, Inc., a Delaware corporation, or the Company, on January 20, 2015, pursuant to an Agreement and Plan of Merger, dated as of November 12, 2014, or the Merger Agreement, with the Company as the surviving corporation, or the Merger. At 11:59 p.m., Eastern Time, on January 20, 2015, the effective time of the Merger, or the Effective Time, the Company was renamed “Iron Mountain Incorporated” and commenced, directly or indirectly, conducting all of the business conducted by the Predecessor Registrant immediately prior to the Merger.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock (as defined below), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01                                           Entry into a Material Definitive Agreement.

Assumption and Affirmation Agreement Relating to Credit Agreement

On January 20, 2015, in connection with the Merger, the Company, the Predecessor Registrant and several subsidiaries of the Company entered into an Assumption and Affirmation Agreement, or the Assumption Agreement, with JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and the other lenders party thereto with respect to the Predecessor Registrant’s Credit Agreement, or the Credit Agreement. Pursuant to the Assumption Agreement, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the Credit Agreement and all related loan documents and other agreements.

The foregoing description of the Assumption Agreement is qualified in its entirety by reference to the Assumption Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Supplemental Indentures

On January 20, 2015, in connection with the Merger, the Company, the Predecessor Registrant, certain subsidiaries and the applicable trustees entered into the following supplemental indentures, or the Supplemental Indentures:

•                  Ninth Supplemental Indenture to Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Predecessor Registrant and The Bank of New York Trust Company, N.A, as trustee;

•                  Third Supplemental Indenture to Senior Subordinated Indenture, dated as of September 23, 2011, among the Company, the Predecessor Registrant and The Bank of New York Trust Company, N.A., as trustee;

•                  Second Supplemental Indenture to Senior Subordinated Indenture, dated as of August 13, 2013, among the Company, the Predecessor Registrant and Wells Fargo Bank, National Association, as trustee;

•                  Second Supplemental Indenture to Senior Subordinated Indenture, dated as of August 13, 2013, among the Company, the Predecessor Registrant, Iron Mountain Canada Operations ULC and Wells Fargo Bank, National Association, as trustee; and

•                  First Supplemental Indenture to Senior Subordinated Indenture, dated as of September 18, 2014, among the Company, the Predecessor Registrant, Iron Mountain Europe PLC, Wells Fargo Bank, National Association, as trustee, and Société Générale Bank & Trust, as Paying Agent, Registrar and Transfer Agent.

Pursuant to the Supplemental Indentures, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the respective indentures and related notes.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.3, 4.4, 4.5, 4.6 and 4.7 and incorporated into this Item 1.01 by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

On January 20, 2015, the Predecessor Registrant terminated its REIT Status Protection Rights Agreement, dated as of December 9, 2013, between the Predecessor Registrant and Computershare Inc., as rights agent, as amended, or the Rights Agreement.  As previously disclosed, the Rights Agreement provided for a dividend of one preferred stock purchase right, or a Right, for each share of the Predecessor Registrant’s common stock, par value $0.01 per share, or the Predecessor Registrant Common Stock, that was outstanding on December 20, 2013 and that became outstanding thereafter.  Each Right entitled the holder to purchase from the Predecessor Registrant one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, for a purchase price of $114.00, subject to adjustment as provided in the Rights Agreement. The Rights Agreement was terminated in connection with the closing of the Merger.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company as the surviving corporation. The Merger was consummated by the filing of a certificate of merger, effective as of 11:59 p.m., Eastern Time, on January 20, 2015, or the Certificate of Merger, with the Secretary of State of the State of Delaware. A copy of the Certificate of Merger is attached as Exhibit 3.2 and is incorporated into this Item 2.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 2.03 by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As further described below in Item 3.03, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of the Predecessor Registrant Common Stock automatically converted into the right to receive an equal number of shares of common stock, par value $0.01 per share, of the Company, or the Company Common Stock. As with the shares of the Predecessor Registrant Common Stock prior to the Merger, the shares of Company Common Stock trade on the New York Stock Exchange, or the NYSE, under the symbol “IRM.” In anticipation of the Merger, the Predecessor Registrant requested the NYSE to file with the Securities and Exchange Commission, or the SEC, a Form 25 to remove the shares of the Predecessor Registrant Common Stock from listing on the NYSE effective January 21, 2015. The Predecessor Registrant will also file a Form 15 with the SEC to terminate the registration of shares of the Predecessor Registrant Common Stock. The new listing of shares of Company Common Stock on the NYSE is effective as of January 21, 2015.

Item 3.03                                           Material Modification to Rights of Security Holders.

As described above, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of the Predecessor Registrant Common Stock automatically converted into the right to receive an equal number of shares of Company Common Stock. The issuance of the Company Common Stock was registered under the Securities Act of 1933, as amended, or the Securities Act, pursuant to the Company’s registration statement on Form S-4 (File No. 333-197819), which was declared effective by the SEC on December 10, 2014. The form of stock certificate for the Company Common Stock is set forth in Exhibit 4.2 hereto. The Company Common Stock is subject to certain share ownership and transfer restrictions as discussed below. The Company Common Stock has been issued a new CUSIP number, which is 46284V 101.

As a result of the Merger, as of the Effective Time, the rights of the stockholders of the Company are governed by the Company’s certificate of incorporation, or the Certificate, and the Company’s bylaws, or the Bylaws. To satisfy requirements under the Internal Revenue Code of

1986, as amended, that are applicable to REITs in general and otherwise to address concerns relating to capital stock ownership, the Certificate generally prohibits any stockholder from owning more than 9.8% of the outstanding shares of Company Common Stock or any other class or series of the Company’s stock. These limitations are subject to waiver or modification by the board of directors of the Company.

In addition, the Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, or (4) any action asserting a claim governed by the internal affairs doctrine.

The foregoing description of the Company Common Stock is qualified in its entirety by the description of the Company Common Stock contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated into this Item 3.03 by reference. In addition, the foregoing description of the Company Common Stock is qualified in its entirety by reference to the Certificate and the Bylaws, which are incorporated into this Item 3.03 by reference.

The information included under the caption “Supplemental Indentures” under Item 1.01 of this Current Report on Form 8-K, or this Current Report, and the information included under Item 1.02 of this Current Report is also incorporated into this Item 3.03 by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The directors and executive officers of the Predecessor Registrant are also the directors and executive officers of the Company and remain so following the Merger, with each holding the same position or positions with the Company as with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election at the 2015 annual meeting of the stockholders of the Company. In addition, the current standing committees (Audit, Compensation, Nominating and Governance, Finance and Risk and Safety) are the same standing committees of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Employee Stock Plans and Awards

As a result of the Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive related plans and related award agreements, including (1) the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, (2) the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan, (3) the Iron Mountain Incorporated 2002 Stock Incentive Plan, as amended, (4) the Iron Mountain Incorporated 1997 Stock Option Plan, as amended, (5) the Iron Mountain Incorporated 1995 Stock Incentive Plan, as amended, (6) the Mimosa

Systems, Inc. 2003 Stock Plan, (7) the Mimosa Systems, Inc. 2009 Equity Incentive Plan and (8) the LiveVault Corporation 2001 Stock Incentive Plan, or the Plans. As of the Effective Time, all rights of participants to acquire shares of the Predecessor Registrant Common Stock under any Plan were automatically converted into rights to acquire an equal number of shares of Company Common Stock in accordance with the terms of the Plans and the applicable award agreements.

The Predecessor Registrant maintained a number of benefit plans, compensation arrangements and policies for its directors, officers and employees. None of these plans, compensation arrangements or policies were affected by the Merger, and the Company assumed any and all of the Predecessor Registrant’s obligations under each of the plans, compensation arrangements and policies by operation of law in the Merger. Likewise, the employment agreements between the Predecessor Registrant and each of Messrs. William L. Meaney, Roderick Day and Marc Duale were not affected by the Merger and shall continue in full force and effect in accordance with their terms. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, compensation arrangements, policies and employment agreements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 and Current Reports on Form 8-K filed prior to the date hereof.

Item 5.03                                           Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Company’s Certificate was amended, pursuant to the Certificate of Merger, to change the Company’s name from “Iron Mountain REIT, Inc.” to “Iron Mountain Incorporated.”

The Company’s Certificate and Certificate of Merger are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated into this Item 5.03 by reference. The information included under Item 3.03 of this Current Report is also incorporated into this Item 5.03 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

3.1                               Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 26, 2014, as corrected by the Certificate of Correction of the Company filed with the Secretary of State of the State of Delaware on June 30, 2014. (Incorporated by reference to Annex B-1 to the Iron Mountain Incorporated Proxy Statement for the Special Meeting of Stockholders, filed with the SEC on December 23, 2014, File No. 001-13045.)

3.2                               Certificate of Merger, filed by the Company, effective as of January 20, 2015. (Filed herewith.)

3.3                               Bylaws of the Company. (Incorporated by reference to Annex B-2 to the Iron Mountain REIT, Inc. Registration Statement on Form S-4, filed with the SEC on November 12, 2014, File No. 333-197819.)

4.1                               Description of Iron Mountain Incorporated capital stock. (Filed herewith.)

4.2                               Form of Common Stock Certificate. (Filed herewith.)

4.3                               Ninth Supplemental Indenture, dated as of January 20, 2015, to Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Predecessor Registrant and The Bank of New York Trust Company, N.A, as trustee. (Filed herewith.)

4.4                               Third Supplemental Indenture, dated as of January 20, 2015, to Senior Subordinated Indenture, dated as of September 23, 2011, among the Company, the Predecessor Registrant and The Bank of New York Trust Company, N.A., as trustee. (Filed herewith.)

4.5                               Second Supplemental Indenture, dated as of January 20, 2015, to Senior Subordinated Indenture, dated as of August 13, 2013, among the Company, the Predecessor Registrant and Wells Fargo Bank, National Association, as trustee. (Filed herewith.)

4.6                               Second Supplemental Indenture, dated as of January 20, 2015, to Senior Subordinated Indenture, dated as of August 13, 2013, among the Company, the Predecessor Registrant, Iron Mountain Canada Operations ULC and Wells Fargo Bank, National Association, as trustee. (Filed herewith.)

4.7                               First Supplemental Indenture, dated as of January 20, 2015, to Senior Subordinated Indenture, dated as of September 18, 2014, among the Company, the Predecessor Registrant, Iron Mountain Europe PLC, Wells Fargo Bank, National Association, as trustee, and Société Générale Bank & Trust, as Paying Agent, Registrar and Transfer Agent. (Filed herewith.)

4.8                               Second Amendment to REIT Status Protection Rights Agreement, dated as of January 20, 2015, between the Predecessor Registrant and Computershare Inc. (Filed herewith.)

10.1                        Assumption and Affirmation Agreement, dated as of January 20, 2015, among the Company, the Predecessor Registrant, Iron Mountain Information Management, LLC, Iron Mountain Holdings Group, Inc., Iron Mountain US Holdings, Inc., Iron Mountain Global Holdings, Inc., Iron Mountain Global LLC, Iron Mountain Fulfillment Services, Inc., Iron Mountain Intellectual Property Management, Inc., Iron Mountain Secure Shredding, Inc., Iron Mountain Information Management Services, Inc., Iron Mountain Canada Operations ULC, Iron Mountain Secure Shredding Canada, Inc., Iron Mountain Information Management Services Canada, Inc., Mountain Reserve III, Inc., Nettlebed Acquisition Corp., Iron Mountain do Brasil Ltda., Iron Mountain Switzerland GmbH, Iron Mountain Europe PLC, Iron Mountain Holdings (Europe) Limited, Iron Mountain (UK) Limited, Iron Mountain Australia Pty Ltd, Iron Mountain Australia Services Pty Ltd, Iron Mountain Australia Holdings Pty Ltd, Iron Mountain Austria Archivierung GmbH, Iron Mountain Luxembourg Services S.a.r.l., Luxembourg, Schaffhausen Branch and Iron Mountain International Holdings B.V. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date: January 21, 2015